EXHIBIT 99


                         FORM 3 JOINT FILER INFORMATION


  Name:                       Barington Companies Equity Partners, L.P.

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Issuer & Ticker Symbol:     L Q Corporation, Inc. (LQCI.OB)


  Date of Event Requiring
  Statement:                  4/07/05

  Signature:                  BARINGTON COMPANIES EQUITY PARTNERS, L.P.
                              By: Barington Companies Investors, LLC, its
                                  general partner


                              By: /s/ James A. Mitarotonda
                                 ------------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member



  Name:                       Barington Companies Offshore Fund, Ltd. (BVI)

  Address:                    c/o Bison Financial Services LTD

                              Bison Court Road Town

                              Tortola, British Virgin Islands

  Issuer & Ticker Symbol:     L Q Corporation, Inc. (LQCI.OB)


  Date of Event Requiring
  Statement:                  4/07/05

  Signature:                  BARINGTON COMPANIES OFFSHORE FUND, LTD. (BVI)


                              By: /s/ James A. Mitarotonda
                                 -----------------------------------
                              Name:  James A. Mitarotonda
                              Title: President

  Name:                       Barington Companies Investors, LLC

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Issuer & Ticker Symbol:     L Q Corporation, Inc. (LQCI.OB)



  Date of Event Requiring
  Statement:                  4/07/05

  Signature:                  BARINGTON COMPANIES INVESTORS, LLC


                              By: /s/ James A. Mitarotonda
                                 ----------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member



  Name:                       Barington Companies Advisors, LLC

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Issuer & Ticker Symbol:     L Q Corporation, Inc. (LQCI.OB)


  Date of Event Requiring
  Statement:                  4/07/05

  Signature:                  BARINGTON COMPANIES ADVISORS, LLC


                              By: /s/ James A. Mitarotonda
                                 ---------------------------------
                              Name:  James A. Mitarotonda
                              Title: Managing Member



  Name:                       LNA Capital Corp.

  Address:                    c/o Barington Capital Group, L.P.

                              888 Seventh Avenue, 17th Floor

                              New York, New York 10019

  Issuer & Ticker Symbol:     L Q Corporation, Inc. (LQCI.OB)


  Date of Event Requiring
  Statement:                  4/07/05

  Signature:                  LNA CAPITAL CORP.


                              By: /s/ James A. Mitarotonda
                                 -------------------------------
                              Name:  James A. Mitarotonda
                              Title: President and CEO